Item 26. Exhibit (g) iv.

AMENDMENT          to the

AUTOMATIC YRT AGREEMENT

(the “Agreement”)

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(hereinafter the “Ceding Company”)

and

MUNICH AMERICAN REASSURANCE COMPANY

(hereinafter the “Reinsurer”)

Original Effective Date: February 8, 1999

Coverage: Variable Life Select Inforce / First Dollar Quota Share

Reinsurer Treaty ID:

TAI Code:

This Amendment hereby terminates the reinsurance of new business on new lives effective August 28, 2014, (the “Termination Date”), under the Agreement. All other changes allowed under the Agreement, including but not limited to any increases if they are normally applied to the existing contract/pool, shall continue to be available hereunder.          under the Agreement. All business inforce at the effective date of this Amendment shall remain reinsured hereunder until the termination, expiry, or          of the underlying policy on which the reinsurance is based.

Article III: Premiums, paragraph B shall be amended to add the following paragraph:

If the Ceding Company elects to          in accordance with Article III, paragraph B : (i) the Reinsurer        , (ii) if         and (iii) if        .

Except as provided herein, all other terms, provisions and conditions of the Agreement remain in full force and effect.

[SIGNATURE PAGE FOLLOWS]

[page break]

IN WITNESS WHEREOF, both parties in duplicate hereby execute this Amendment in good faith:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	6-20-14
Peter G. Ferris
Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	6-20-14
Peter G. Ferris
Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	6-20-14
Peter G. Ferris
Vice President & Actuary

MUNICH AMERICAN REASSURANCE COMPANY

By:	/s/ Paul Boudreau	Date:	6/16/14

Print name:	Paul Boudreau

Title:	AVP, Individual Life Marketing

MUNICH AMERICAN REASSURANCE COMPANY.

By:	/s/ Melinda A Webb	Date:	6/16/14

Print name:	Melinda A Webb

Title:	Associate General Counsel, Treaty

AMENDMENT          to the

AUTOMATIC YRT AGREEMENT

(the “Agreement”)

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(hereinafter the “Ceding Company”)

and

MUNICH AMERICAN REASSURANCE COMPANY

(hereinafter the “Reinsurer”)

Original Effective Date: February 8, 1999

Coverage: Variable Life Select Inforce / First Dollar Quota Share

Reinsurer Treaty ID:

TAI Code:

This Amendment replaces Amendment          (effective August 28, 2014) signed on June 20, 2014.

This replacement Amendment hereby terminates the reinsurance of new business on new lives effective August 28, 2014, (the “Termination Date”), under the Agreement. This Agreement remains open for increases only as referenced in Article IV, section D, item 7. All business inforce at the effective date of this Amendment shall remain reinsured hereunder until the termination, expiry, or          of the underlying policy on which the reinsurance is based.

Article III: Premiums, paragraph B shall be amended to add the following paragraph:

If the Ceding Company elects to          in accordance with Article III, paragraph B : (i) the Reinsurer        , (ii) if         and (iii) if        .

Except as provided herein, all other terms, provisions and conditions of the Agreement remain in full force and effect.

[SIGNATURE PAGE FOLLOWS]

[page break]

IN WITNESS WHEREOF, both parties in duplicate hereby execute this Amendment in good faith:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	9-3-14
Peter G. Ferris
Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	9-3-14
Peter G. Ferris
Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	9-3-14
Peter G. Ferris
Vice President & Actuary

MUNICH AMERICAN REASSURANCE COMPANY

By:	/s/ Paul Boudreau	Date:	8/29/14

Print name:	Paul Boudreau

Title:	AVP, Individual Life Marketing

MUNICH AMERICAN REASSURANCE COMPANY.

By:	/s/ Melinda A Webb	Date:	8/29/14

Print name:	Melinda A Webb

Title:	Associate General Counsel, Treaty